UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Adverum Biotechnologies, Inc.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

ADVERUM BIOTECHNOLOGIES, INC.

2022 Annual Meeting
Vote by June 9, 2022 11:59 PM ET
Location: The Meeting will be held in virtual format only, live via the Internet. Please visit www.virtualshareholdermeeting.com/ADVM2022 to attend and be sure to have the control number (indicated below) available.

ADVERUM BIOTECHNOLOGIES, INC.
100 CARDINAL WAY
REDWOOD CITY, CA 94063

D81833-P73387

You invested in ADVERUM BIOTECHNOLOGIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2022 at 8:00 AM PDT.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. There is NO charge for requesting a copy of the voting material(s).

Our Board has fixed the close of business on April 13, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A complete list of record stockholders will be available for examination during the Annual Meeting at www.virtualshareholdermeeting.com/ADVM2022 when you enter your 16-digit control number.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 10, 2022
8:00 AM PDT

Vote Virtually at the Meeting: To vote during the Meeting, go to www.virtualshareholdermeeting.com/ADVM2022. Have the control number that is printed in the box available and follow the instructions.

Vote Before the Meeting by Internet: To vote now by Internet, go to www.ProxyVote.com. Have the control number that is printed in the box available and follow the instructions.

Vote Before the Meeting by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Class II Directors **Nominees:** 01) Patrick Machado 02) Laurent Fischer, M.D. 03) James Scopa	For
2. To ratify the selection, by the Audit Committee of our board of directors, of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.	For
3. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement.	For
4. To approve the Adverum Biotechnologies, Inc. Amended and Restated 2014 Employee Stock Purchase Plan.	For

NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve).

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D81834-P73387